UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 4, 2010 (June 30, 2010)

WILLBROS GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11953	30-0513080
(Commission File Number)	(IRS Employer Identification No.)
4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027
(Address of Principal Executive Offices) (Zip Code)
(713) 403-8000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On July 7, 2010, Willbros Group, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated June 30, 2010 (the “Form 8-K”), in connection with the acquisition of InfrastruX Group, Inc. (“InfrastruX”) by the Company.
     This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to present certain financial statements of InfrastruX and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of InfrastruX, which financial statements and unaudited pro forma financial information are filed as an exhibit hereto.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     As previously reported, on July 1, 2010, the Company completed the acquisition of InfrastruX. Filed as part of Exhibit 99 to this Current Report on Form 8-K/A, and incorporated herein by reference, are audited historical consolidated financial statements of InfrastruX as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 and unaudited historical consolidated financial statements of InfrastruX as of March 31, 2010 and for the three months ended March 31, 2010 and 2009.
(b)	Pro Forma Financial Information.
     Filed as part of Exhibit 99 to this Current Report on Form 8-K/A, and incorporated herein by reference, are unaudited pro forma condensed financial statements of the Company for the year ended December 31, 2009 and as of and for the three months ended March 31, 2010, which have been prepared to give effect to the recently completed acquisition of InfrastruX and other related transactions. The pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company’s results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company’s financial position as of any future date or the Company’s results of operations for any future period.
(d)	Exhibits.
     The following exhibits are filed herewith. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith.

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated as of March 11, 2010, among the Company, Co Merger Sub I, Inc., Ho Merger Sub II, LLC and InfrastruX (filed as Exhibit 2 to the Company’s Current Report on Form 8-K dated March 10, 2010, filed March 16, 2010).

Exhibit No.	Description
2.2	Amendment to Agreement and Plan of Merger dated as of May 17, 2010 (filed as Exhibit 2 to the Company’s Current Report on Form 8-K dated May 17, 2010, filed May 20, 2010).

2.3	Second Amendment to Agreement and Plan of Merger dated as of June 22, 2010 (filed as Exhibit 2 to the Company’s Current Report on Form 8-K dated June 22, 2010, filed June 28, 2010).

3	Certificate of Designations of Series A Preferred Stock (filed as Exhibit 3 to the Form 8-K).

10	Credit Agreement dated as of June 30, 2010 (filed as Exhibit 10 to the Form 8-K).

23	Consent of KPMG LLP.

99	InfrastruX historical and the Company pro forma financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.
Date: August 3, 2010	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
     The following exhibits are filed herewith. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith.

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated as of March 11, 2010, among the Company, Co Merger Sub I, Inc., Ho Merger Sub II, LLC and InfrastruX (filed as Exhibit 2 to the Company’s Current Report on Form 8-K dated March 10, 2010, filed March 16, 2010).

2.2	Amendment to Agreement and Plan of Merger dated as of May 17, 2010 (filed as Exhibit 2 to the Company’s Current Report on Form 8-K dated May 17, 2010, filed May 20, 2010).

2.3	Second Amendment to Agreement and Plan of Merger dated as of June 22, 2010 (filed as Exhibit 2 to the Company’s Current Report on Form 8-K dated June 22, 2010, filed June 28, 2010).

3	Certificate of Designations of Series A Preferred Stock (filed as Exhibit 3 to the Form 8-K).

10	Credit Agreement dated as of June 30, 2010 (filed as Exhibit 10 to the Form 8-K).

23	Consent of KPMG LLP.

99	InfrastruX historical and the Company pro forma financial statements.

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